                                  Exhibit 10.2

                               September 14, 2000

Marshall Capital Management, Inc.
11 Madison Avenue
New York, New York 10010
Attn:  Allan Weine

Re:  Series B Convertible Preferred Stock (the "Series B Preferred Stock")
     ---------------------------------------------------------------------

Dear Al:

This confirms the agreement between Marshall Capital Management, Inc. ("Marshall") and Webb Interactive Services, Inc. (the "Company") that was reached on September 14, 2000, regarding the exchange of the Series B Preferred Stock held by Marshall for an equal number of shares of Series B-2 Convertible Preferred Stock (the "Series B-2 Preferred Stock")to be issued pursuant to Articles of Amendment substantially in the form attached hereto as Exhibit A (the "Series B-2 Articles of Amendment").

1.   Exchange of Stock.  On or before September 29, 2000, Marshall will deliver
     -----------------
to the Company and the Company will accept, on the terms and subject to the conditions set forth herein and in the Exchange Agreement (as defined below), a certificate representing 6,250 shares of Series B Preferred Stock in exchange for a certificate representing 6,250 shares of Series B-2 Preferred Stock (the "Exchange").

2.   Exchange Agreement; Registration Agreement. Prior to or contemporaneously
     ------------------------------------------
with the consummation of the Exchange, the Company and Marshall will enter into
(i) an exchange agreement substantially in the form attached hereto as Exhibit B (the "Exchange Agreement") which shall contain schedules that do not vary materially from the schedules attached to the Securities Purchase Agreement (as defined below) and (ii) a registration agreement substantially in the form attached hereto as Exhibit C (the "Registration Agreement"). Upon the execution and delivery by both parties of the Exchange Agreement and the Registration
Agreement:

     (A) the Securities Purchase Agreement, dated as of December 31, 1999, between the Company and each of the Purchasers named therein (the "Securities Purchase Agreement") shall be amended so that Schedule 3.17 thereto shall include only P. Evans, W. Cullen, L. Branson, G. Hagan and S. Greenman; and

     (B) the Registration Rights Agreement, dated as of December 31, 1999, between the Company and each of the Purchasers named therein (the "Registration Rights Agreement") shall be amended so that all references to "Preferred Shares", "Preferred Stock", "Articles of Incorporation", "Articles of Amendment" and "Conversion Shares" shall be deleted.

Except as amended hereby, the Securities Purchase Agreement and the Registration Rights Agreement will continue in full force and effect in accordance with their respective terms.

3.   8-K Filing.  The Company  agrees to file a Form 8-K describing the Exchange
     ----------
in full and in a manner sufficient to permit Marshall to make sales under the Registration Statement numbered 333-33352 and declared effective April 4, 2000, and attaching this letter agreement and all exhibits hereto as soon as practicable and in no event later than the close of business on September 19, 2000 and to file as soon as possible, and in any event within one Business Day following the occurrence of any event for which such a filing would be necessary to permit the continuance of such sales, additional Forms 8-K or amendments thereto sufficient to permit such continued sales.

4.   Conversion Price.  The parties agree that the conversion price that will
     ----------------
apply to the Series B-2 Preferred Stock pursuant to the Series B-2 Articles of Amendment will be fixed at $10.20408 (subject to adjustment as described in the Series B-2 Articles of Amendment). Such conversion price will be reduced by $1.020408 (subject to adjustment as described in the Series B-2 Articles of Amendment) in the event that: (i) the Exchange is not effected on or before September 29, 2000, and such delay is not caused primarily by any act or failure to act by Marshall or any other holder of the Series B-2 Preferred Stock, provided that if the Exchange is delayed as a result of the failure of the Company to satisfy any condition to the closing of the Exchange, such delay shall not be deemed to be caused by any act or failure to act by Marshall or any such holder, (ii) the Company fails to file the registration statement required to be filed by it pursuant to the Registration Agreement (the "Exchange Registration Statement") on or before September 29, 2000, provided that, if such filing is delayed primarily as a result of the failure of any holder of the Series B-2 Preferred Stock to provide its comments (or to indicate that it has no comments) on the Exchange Registration Statement by the close of business on the Business Day immediately following such holder's receipt of a draft thereof, and as long as the Company has provided each holder with such draft at least three (3) Business Days prior to the filing thereof, such date shall be extended by the number of days beginning on the day following such Business Day and ending on the day on which each holder provides such comments (or indicates that it has none), or (iii) the Company fails to file a Form 8-K in the form required by paragraph 3 above on or before September 19, 2000. Such Conversion Price, whether or not previously adjusted, shall be reduced or further reduced by $1.020408 (subject to adjustment as described in the Series B-2 Articles of Amendment) in the event that the Exchange Registration Statement is not declared effective on or before December 31, 2000, provided that if the Exchange Registration Statement is not declared effective on or before such date primarily as a result of an act or failure to act by a holder of the B-2 Preferred Stock, such date shall be extended by the number of days (if any) on which such act or failure to act was the primary cause of such delay.

5.  Registration Default. If the Exchange Registration Statement is not declared
    --------------------
effective by the Securities and Exchange Commission on or before April 15, 2001 (a "Default Event"), the Company shall pay to Marshall an amount equal to the
    -------------
lesser of (x) two
percent (2%) per thirty calendar day period (prorated for any period of less than thirty calendar days) and (y) the highest rate permitted by applicable law, times $6,250,000, accruing daily and compounded monthly, from the date on which
-----
a Default Event occurs until the date on which such Default Event has been cured and is no longer continuing, provided that such amount will not accrue with respect to any day on which such Default Event was primarily caused by an act or failure to act by a holder of the B-2 Preferred Stock.

6. Acknowledgements.  The parties acknowledge that the Company is negotiating an
   ----------------
agreement similar to this Agreement with the other holder of Series B Preferred Stock. The Company agrees that in no event will such other agreement contain terms that are more favorable to such holder than the terms hereof are to Marshall. Neither this Agreement nor such other agreement, nor any negotiations between the Company and either holder of Series B Preferred Stock, shall be deemed to result in such holders constituting a "group" as such term is used in
Section 13(d) under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder. The Company acknowledges and agrees that the Exchange will be effected in reliance upon the exemption from securities registration afforded by the provisions Section 3(a)(9) of the Securities Act of 1933, as amended (the "Act"), and that, as such, the holding period required by Rule 144 under the Act for sales of shares issuable pursuant to the Series B-2 Preferred Stock will begin on the date on which Marshall acquired the Series B Preferred Stock.

7. Entire Agreement; Amendments; Waiver.  This Agreement constitutes the entire
   ------------------------------------
agreement between the parties with regard to the subject matter hereof, superseding all prior agreements or understandings, whether written or oral, between or among the parties. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended except pursuant to a written instrument executed by the Company and Marshall.

8. Governing Law; Jurisdiction.  This Agreement shall be governed by and
   ---------------------------
construed under the laws of the State of New York without regard to the conflict of laws provisions thereof.

If this letter correctly sets forth the agreement between Marshall and the Company with respect to the subject matter hereof, please sign in the space indicated below, whereupon this letter will constitute each party's binding agreement.


WEBB INTERACTIVE SERVICES, INC.


By: /s/ William R. Cullen
    ------------------------------
    Name: William R. Cullen
    Title: Chief Financial Officer

Accepted and Agreed:

MARSHALL CAPITAL MANAGEMENT, INC.


By: /s/ Allan Weine
    ------------------------------
    Allan Weine, President

                                                                       Exhibit B
                                                                       ---------


                                 EXCHANGE AGREEMENT


     EXCHANGE AGREEMENT (this "Agreement"), dated as of September 14, 2000, by
                               ---------
and between WEBB INTERACTIVE SERVICES, INC., a Colorado corporation (the "Company"), and MARSHALL CAPITAL MANAGEMENT, INC. ("Marshall").
 -------                                            --------

     The Company and Marshall wish to exchange the shares of Series B Convertible Preferred Stock of the Company (the "Series B Preferred Stock") currently held by Marshall for an equal number of shares of Series B-2 Convertible Preferred Stock (the "Series B-2 Preferred Stock") issued pursuant
                                  --------------------------
to Articles of Amendment in the form attached hereto as Exhibit A (the "Series
                                                                        ------
B-2 Articles of Amendment"). The Series B-2 Preferred Stock will be convertible
-------------------------
pursuant to the terms of the Series B-2 Articles of Amendment into shares (the "Conversion Shares") of the Company's common stock, no par value (the "Common
 -----------------                                                     ------
Stock"). The Series B-2 Preferred Stock and the Conversion Shares are
-----
collectively referred to herein as the "Securities". Any capitalized term used
                                        ----------
herein that is not otherwise defined shall have the meaning specified therefor in the Series B-2 Articles of Amendment.

     The exchange contemplated hereby will be effected in reliance upon the exemption from securities registration afforded by the provisions Section 3(a)(9) of the Securities Act of 1933, as amended (the "Securities Act"). In
                                                        --------------
order to induce Marshall to enter into this Agreement, the Company has agreed to effect the registration of the Conversion Shares under the Securities Act pursuant to a Registration Agreement, the form of which is attached as Exhibit B (the "Registration Agreement").
      ----------------------

     The Company and Marshall hereby agree as follows:

1.   EXCHANGE.
     --------

     1.1  Agreement to Exchange.  Upon the terms and subject to the satisfaction
          ---------------------
or waiver of the conditions set forth herein, the Company and Marshall agree to exchange all of the Series B Preferred Stock currently held by Marshall for an equal number of shares of Series B-2 Preferred Stock (the "Exchange"). The date
                                                           --------
on which the closing (the "Closing") of the Exchange occurs is hereinafter
                           -------
referred to as the "Exchange Date". Subject to the satisfaction or waiver of the
                    -------------
conditions set forth herein, the Exchange will be deemed to occur when Marshall delivers to the Company, on the terms and subject to the conditions set forth herein, a certificate representing 6,250 shares of Series B Preferred Stock in exchange for a certificate representing 6,250 shares of Series B-2 Preferred Stock.

     1.2  Business Day.  When used herein, "Business Day" shall mean any day on
          ------------                      ------------
which the New York Stock Exchange (the "NYSE") and commercial banks in the city
                                        ----
of New York are open for business.

2.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF MARSHALL.
     -----------------------------------------------------

     Marshall hereby represents and warrants to the Company and agrees with the Company that, as of the date of this Agreement and as of the Exchange Date:

     2.1  Authorization; Enforceability. Marshall is duly and validly organized,
          -----------------------------
validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization with full power and authority to effect the Exchange and to execute and deliver this Agreement. This Agreement and the Registration Agreement each constitutes Marshall's valid and legally binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency or other laws affecting creditors' rights generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) or public policy.

     2.2  Information.  The Company has provided Marshall with information
          -----------
regarding the business, operations and financial condition of the Company, and has granted to Marshall the opportunity to ask questions of and receive answers from representatives of the Company, its officers, directors, employees and agents concerning the Company and materials relating to the terms and conditions of the purchase and sale of the Securities. Neither such information nor any other investigation conducted by Marshall or any of its representatives shall modify, amend or otherwise affect Marshall's right to rely on the Company's representations and warranties contained in this Agreement.

     2.3  Limitations on Disposition.  Marshall acknowledges that, except as
          --------------------------
provided in the Registration Agreement, the Securities have not been and are not being registered under the Securities Act and may not be transferred or resold without registration under the Securities Act or unless pursuant to an exemption therefrom.

     2.2  Legend.  Marshall understands that the certificates representing the
          ------
Securities may bear at issuance a restrictive legend in substantially the following form:

          "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state, and may not be offered or sold unless a registration statement under the Securities Act and applicable state securities laws shall have become effective with regard thereto, or an exemption from registration under such laws is available in connection with such offer or sale."

     Notwithstanding the foregoing, it is agreed that, as long as (A) the resale or transfer (including without limitation a pledge) of such Securities is registered pursuant to an effective registration statement and Marshall represents in writing to the Company that such Securities have been or are being sold pursuant to such registration statement, (B) such Securities have been publicly sold pursuant to Rule 144 ("Rule 144") and Marshall has delivered to the Company customary Rule
           --------
144 broker's and seller's representation letters, or (C) such Securities can be publicly sold pursuant to Rule 144(k) under the Securities Act, such Securities shall be issued without any legend or other restrictive language and, with respect to Securities upon which such legend is stamped, the Company shall issue new certificates without such legend to the holder promptly upon request.

     2.6  No Conflict. The execution, delivery and performance by Marshall of
          -----------
this Agreement and the Registration Agreement (A) have been approved by all necessary action (corporate or other) on the part of Marshall and (B) will not result in (i) any material violation of any provisions of its charter, bylaws or any other governing document in effect on the date hereof, (ii) any material violation of any instrument or contract to which it is a party or by which it is bound, or (iii) the creation of any material lien, charge or encumbrance upon any of its assets.

3.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.
     --------------------------------------------------------

     The Company hereby represents and warrants to Marshall and agrees with Marshall that, as of the date of this Agreement and as of the Exchange Date:

     3.1  Organization, Good Standing and Qualification.  Each of the Company
          ---------------------------------------------
and its subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has all requisite corporate power and authority to carry on its business as now conducted. Each of the Company and its subsidiaries is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on the consolidated business or financial condition of the Company and its subsidiaries taken as a whole. For purposes of this Agreement, the term "subsidiary" or "subsidiaries" shall mean any entity or entities in which the Company beneficially owns 20% or more of the voting equity thereof.

     3.2  Authorization; Consents.  The Company has the requisite corporate
          -----------------------
power and authority to enter into and perform its obligations under (i) this Agreement and (ii) the Registration Agreement (together, the "Transaction
                                                              -----------
Documents"), to execute and file, and perform its obligations under the Series
---------
B-2 Articles of Amendment, to issue Series B-2 Preferred Stock to Marshall in accordance with the terms hereof and to issue and deliver Conversion Shares in accordance with the terms of the Series B-2 Articles of Amendment. All corporate action on the part of the Company by its officers, directors and stockholders necessary for (i) the authorization, execution and delivery of, and the performance by the Company of its obligations under, the Transaction Documents and (ii) the authorization, execution and filing of, and the performance by the Company of its obligations under, the Series B-2 Articles of Amendment has been taken, and no further consent or authorization of the Company, its Board of Directors, its stockholders, any governmental agency or organization (other than such approval as may be required under the Securities Act and applicable state securities laws in respect of the Registration Agreement), or any other person or entity is required (pursuant to any rule of the Nasdaq National Market, or otherwise).

     3.3  Enforcement.  Each of the Transaction Documents constitutes a valid
          -----------
and legally binding obligation of the Company, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency or other laws affecting creditors' rights generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) or public policy.

     3.4  Disclosure Documents; Agreements; Financial Statements; Other
          -------------------------------------------------------------
Information.  The Company has filed with the Securities and Exchange Commission
-----------
(the  "Commission"): (i) the Company's Annual Report on Form 10-KSB for the year
       ----------
ended December 31, 1999, (ii) Quarterly Reports on Form 10-QSB for the quarters ended March 31, 2000 and June 30, 2000, (iii) all Current Reports on Form 8-K, if any, and any other reports, required to be filed with the Commission since December 31, 1999 and prior to the date hereof and (iv) the Company's definitive Proxy Statement for its 1999 Annual Meeting of Stockholders (collectively, the "Disclosure Documents"). The Company is not aware of any event occurring on or
 --------------------
prior to the Exchange Date (other than the transactions effected hereby) that would require the filing of, or with respect to which the Company intends to file, a Form 8-K after such date. Each Disclosure Document, as of the date of the filing thereof with the Commission, conformed in all material respects to the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the "Exchange Act") and, as of the date of
                                       ------------
such filing, such Disclosure Document did not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All material agreements required to be filed as exhibits to the Disclosure Documents have been filed or incorporated by reference as required by the applicable provisions of the Exchange Act. Neither the Company nor any of its subsidiaries is in breach of any agreement to which it is a party or by which it is bound where such breach could have a material adverse effect on (i) the consolidated business, operations, properties, financial condition, prospects or results of operations of the Company and its subsidiaries taken as a whole, (ii) the transactions contemplated by the Transaction Documents or by the Series B-2 Articles of Amendment, (iii) the Securities or (iv) the ability of the Company to perform its obligations under the Transaction Documents or the Series B-2 Articles of Amendment (collectively, a "Material Adverse Effect"). Except as set forth in the Disclosure Documents,
   -----------------------
the Company has no liabilities, contingent or otherwise, other than liabilities incurred in the ordinary course of business which, under generally accepted accounting principles, are not required to be reflected in such financial statements (including the footnotes to such financial statements) and which, individually or in the aggregate, are not material to the consolidated business or financial condition of the Company and its subsidiaries taken as a whole. As of their respective dates, the financial statements of the Company included in the Disclosure Documents have been prepared in accordance with generally accepted accounting principles consistently applied at the times and during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end adjustments). The written information described in paragraph 2.3 does not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     3.5  Capitalization.  The capitalization of the Company, including its
          --------------
authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Company's stock option plans, the number of shares issuable and reserved for issuance pursuant to securities (other than the Series B-2 Preferred Stock) exercisable for, or convertible into or exchangeable for any shares of Common Stock and the number of shares initially to be reserved for issuance upon conversion and exercise of the Series B-2 Preferred Stock is set forth on Schedule 3.5 hereto.
                                                           ------------
All of such outstanding shares of capital stock have been, or upon issuance will be, validly issued, fully paid and non-assessable. Except as set forth on
Schedule 3.5,  no shares of the capital stock of the Company are subject to
--------------
preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances created by or through the Company. Except as disclosed on Schedule 3.5, or as contemplated herein, there are no outstanding
             ------------
options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries.

     3.6  Valid Issuance. The Series B-2 Preferred Stock is duly authorized and,
          --------------
when issued, sold and delivered in accordance with the terms hereof, (i) will be duly and validly issued, fully paid and nonassessable, free and clear of any taxes, liens, claims, preemptive or similar rights or encumbrances imposed by or through the Company (collectively, "Encumbrances"), (ii) based in part upon the
                                    ------------
representations of Marshall in this Agreement, will be issued, sold and delivered in compliance with all applicable Federal and state securities laws and (iii) will be entitled to all of the rights, preferences and privileges set forth in the Series B-2 Articles of Amendment. The Conversion Shares are duly authorized and reserved for issuance and, when issued in accordance with the terms of the Series B-2 Articles of Amendment, will be duly and validly issued, fully paid and nonassessable, free and clear of any Encumbrances. The Company's Board of Directors (i) has determined that the Exchange and the consummation of the transactions contemplated by the Transaction Documents and by the Series B-2 Articles of Amendment (including without limitation the issuance of the Conversion Shares upon exercise of the Series B-2 Preferred Stock), are in the best interests of the Company and (ii) has approved the issuance of Conversion Shares upon exercise of the Series B-2 Preferred Stock.

     3.7  No Conflict with Other Instruments.  Neither the Company nor any of
          ----------------------------------
its subsidiaries is in violation of any provisions of its charter, bylaws or any other governing document as amended and in effect on and as of the date hereof (including without limitation the provisions of the Company's Articles of Incorporation that set forth terms of the Series B Preferred Stock) or in default (and no event has occurred which, with notice or lapse of time or both, would constitute a default) under any provision of any instrument or contract to which it is a party or by which it is bound (including without limitation any agreement between the Company and Marshall), or of any provision of any Federal, state or foreign judgment, writ, decree, order, statute, rule or governmental regulation applicable to the Company, which violation or default could reasonably be expected to have a Material Adverse Effect. The (i) execution, delivery and performance of the Transaction Documents, (ii) execution and filing of the Series B-2 Articles of Amendment and (iii) consummation of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Series B-2 Preferred Stock and the reservation for issuance and issuance of the Conversion Shares) will not, in any such case, result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company or of any of its subsidiaries or the triggering of any preemptive or anti-dilution rights or rights of first refusal or first offer, or any similar rights (whether pursuant to a "poison pill" provision or otherwise), on the part of holders of the Company's securities.

     3.8  Financial Condition; Taxes; Litigation.
          --------------------------------------

          3.8.1 The Company's financial condition is, in all material respects, as described in the Disclosure Documents, except for changes in the ordinary course of business and normal year-end adjustments that are not, in the aggregate, materially adverse to the consolidated business or financial condition of the Company and its subsidiaries taken as a whole. There has been no material adverse change to the Company's business, operations, properties, financial condition, prospects or results of operations since the date of the Company's most recent audited financial statements contained in the Disclosure Documents.

          3.8.2 The Company has filed all tax returns required to be filed by it and paid all taxes which are due, except for taxes which it reasonably disputes or which could not have a Material Adverse Effect.

          3.8.3 Neither the Company nor any of its subsidiaries is the subject of any pending or, to the Company's knowledge, threatened inquiry, investigation or administrative or legal proceeding by the Internal Revenue Service, the taxing authorities of any state or local jurisdiction, the Commission or any state securities commission or other governmental or regulatory entity which could have a Material Adverse Effect.

          3.8.4 Except as described in the Disclosure Documents, there is no claim, litigation or administrative proceeding pending, or, to the Company's knowledge, threatened or contemplated, against the Company or any of its subsidiaries, or against any officer, director or employee of the Company or any such subsidiary in connection with such person's employment therewith that, individually or in the aggregate, could have a Material Adverse Effect. Neither the Company nor any of its subsidiaries is a party to or subject to the provisions of, any order, writ, injunction, judgment or decree of any court or government agency or instrumentality which could have a Material Adverse Effect.

     3.9   Reporting Company; Form S-3.  The Company is subject to the reporting
           ---------------------------
requirements of the Exchange Act, has a class of securities registered under
Section 12 of the Exchange Act, and has timely filed all reports required thereby. The Company is eligible to register for resale, in a secondary sale by a selling stockholder, shares of its Common Stock on a registration statement on Form S-3 under the Securities Act. To the Company's knowledge, there exist no facts or circumstances (including without limitation any required approvals or waivers of any circumstances that may delay or prevent the obtaining of accountant's consents) that would prohibit or delay the preparation and filing of a registration statement on Form S-3 with respect to the Registrable Securities (as defined in the Registration Agreement).

     3.10  Acknowledgement of Dilution.  The Company acknowledges that the
           ---------------------------
issuance of Conversion Shares may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligation to issue Conversion Shares in accordance with the terms of the Series B-2 Articles of Amendment is unconditional and absolute regardless of the effect of any such dilution.

     3.11  Intellectual Property. The Company and its subsidiaries each has the
           ---------------------
right to use adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property rights necessary to conduct the business now operated by it, and is not aware of any infringement by a third party with respect to such rights or of any infringement by it or conflict with asserted rights of others that, in any such case, if determined adversely to the Company or any of its subsidiaries, could individually or in the aggregate have a Material Adverse Effect.

     3.12  Registration Rights; Rights of Participation.  Except as described on
           --------------------------------------------
Schedule 3.12 hereto, (A) the Company has not granted or agreed to grant to any
-------------
person or entity any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority and (B) no person or entity, including, but not limited to, current or former stockholders of the Company, underwriters, brokers, agents or other third parties, has any right of first refusal, preemptive right, right of participation, anti-dilutive right or any similar right to participate in, or to receive securities of the Company or other consideration as a result of, the transactions contemplated by the Transaction Documents which has not been waived or will not be waived or otherwise satisfied as of the Exchange Date.

     3.13 Listing on Nasdaq. The Common Stock is listed on the Nasdaq
          ------------------
National Market, and trading in the Common Stock on such market has not been suspended. The Company is, to its knowledge, in full compliance with the continued listing criteria of the Nasdaq National Market, and does not reasonably anticipate that the Common Stock will lose its listing on the Nasdaq National Market, whether by reason of the transactions contemplated by the Transaction Documents, or otherwise and is not aware of any inquiry by or received any notice from the Nasdaq National Market regarding any failure or alleged failure by the Company to comply with such criteria.

     3.14 Fees.  The Company is not obligated to pay any compensation or other
          ----
fee, cost or related expenditure to any underwriter, broker, agent or other representative or entity in connection with the transactions contemplated hereby. The Company will indemnify and hold harmless Marshall from and against any claim by any person or entity alleging that Marshall is obligated to pay any such compensation, fee, cost or related expenditure in connection with the transactions contemplated hereby.

     3.15 Regulatory Permits.  Each of the Company and its subsidiaries
          ------------------
possesses all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct its business, except where the failure to so possess such certificates, authorizations or permits could not have a Material Adverse Effect, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which revocation or modification could have a Material Adverse Effect.

     3.16 Key Employees. Each person whose name is set forth on Schedule 3.17
          -------------                                         -------------
(each, a "Key Employee") is currently serving in the capacity indicated on such
          ------------
schedule on a full-time basis. The Company has no knowledge of any fact or circumstance (including without limitation (i) the terms of any agreement to which such person is a party or any litigation in which such person is or may become involved and (ii) any illness or medical condition that could reasonably be expected to result in the disability or incapacity of such person) that would limit or prevent any such person from serving in such capacity on a full-time basis in the foreseeable future, or of any intention on the part of any such person to limit or terminate his or her employment with the Company. Except as described on Schedule 3.17, no Key Employee has borrowed money pursuant to a
             --------------
currently outstanding loan that is secured by Common Stock or any right or option to receive Common Stock.

     3.17 Environment.  Except as disclosed in the Disclosure Documents (i)
          -----------
there is no environmental liability, nor factors likely to give rise to any environmental liability, affecting any of the properties of the Company or any of its subsidiaries that, individually or in the aggregate, would have a Material Adverse Effect and (ii) neither the Company nor any of the subsidiaries has violated any environmental laws applicable to it now or previously in effect ("Environmental Laws"), other than such violations or infringements that,
  ------------------
individually or in the aggregate, have not had and will not have a Material Adverse Effect.

4.   COVENANTS OF THE COMPANY.
     ------------------------

     4.1  Corporate Existence.  The Company shall, so long as Marshall or any
          -------------------
affiliate of Marshall beneficially owns any Securities, maintain its corporate existence in good standing under the jurisdiction of its incorporation and shall pay all taxes owed by it when due except for taxes which the Company reasonably disputes.

     4.2  Provision of Information.  The Company shall, so long as Marshall or
          ------------------------
any affiliate of Marshall beneficially owns any Securities, provide Marshall with copies of all materials sent to stockholders, in each such case at the same time that it mails such materials to its stockholders.

     4.3  Reporting Status. As long as Marshall or any affiliate of Marshall
          ----------------
beneficially owns any Securities and until the date on which any of the foregoing may be sold to the public pursuant to Rule 144(k) (or any successor rule or regulation), (i) the Company shall timely file with the Commission all reports required to be so filed pursuant to the Exchange Act and (ii) the Company shall not terminate its status as an issuer required by the Exchange Act to file reports thereunder even if the Exchange Act or the rules or regulations thereunder would permit such termination. The Company agrees to issue a press release describing the transactions contemplated by the Transaction Documents on Monday September 18, 2000, and to file with the Commission a Form 8-K in the form required by the Exchange Act and sufficient to permit Marshall to make sales under the Registration Statement numbered 333-87887 and 333-33352 declared effective February 16, 2000 and April 4, 2000, respectively, describing the terms of the transactions contemplated by the Transaction Documents, with this Agreement and all schedules and exhibits attached to such Form 8-K as an exhibit thereto, as soon as practicable and in no event later than the close of business on Tuesday, September 19, 2000.


     4.4  Reservation of Common Stock. The Company shall at all times following
          ---------------------------
the Exchange Date have authorized and reserved for issuance to Marshall pursuant to the Series B-2 Preferred Stock, free from any preemptive rights, a number of shares of Common Stock equal to the number of Conversion Shares issuable upon conversion of the Series B-2 Preferred Stock (the "Reserved Amount").
                                                   ---------------

     4.5  Quotation on Nasdaq.  The Company shall (i) promptly following the
          -------------------
Closing, take such action as may be necessary to include all of the Conversion Shares that may be issued by the Company under the Series B-2 Preferred Stock on the Nasdaq National Market, and (ii) use its reasonable commercial efforts to maintain the designation and quotation, or listing, of the Common Stock on the Nasdaq SmallCap Market, Nasdaq National Market or the New York Stock Exchange for a minimum of five (5) years following the Exchange Date.

     4.6  No Adverse Action. The Company and its subsidiaries shall refrain,
          -----------------
while any Series B-2 Preferred Stock is outstanding, from taking any action or entering into any arrangement which in any way adversely affects the rights, privileges or benefits available to a holder of Preferred Stock pursuant to the terms of the Series B-2 Articles of Amendment.

5. CONDITIONS TO CLOSING.
   ---------------------

      5.1  Conditions to Marshall's Obligations at Closing. Marshall's
           -----------------------------------------------
obligations at the Closing, including without limitation its obligation to exchange the Series B Preferred Stock for the Series B-2 Preferred Stock, are conditioned upon the satisfaction by the Company (or waiver by Marshall) of each of the following events as of the Exchange Date:

           5.1.1 the representations and warranties of the Company set forth in this Agreement shall be true and correct in all material respects as of such date as if made on such date;

           5.1.2 the Company shall have complied with or performed in all material respects all of the agreements, obligations and conditions set forth in this Agreement that are required to be complied with or performed by the Company on or before the Closing;

           5.1.3 the Exchange Date shall occur on a date that is not later than September 30, 2000;

           5.1.4 the Company shall have delivered to Marshall a certificate, signed by an officer of the Company, certifying that the conditions specified in this paragraph 5.1 have been fulfilled as of the Closing, it being understood that Marshall may rely on such certificate as though it were a representation and warranty of the Company made herein;

           5.1.5 the Company shall have delivered to Marshall an opinion of counsel for the Company, dated as of such date, in substantially the form set forth on Exhibit 5.1.5 hereto, and covering such additional matters as may reasonably be requested by Marshall;

           5.1.6 the Company shall have delivered to Marshall duly executed certificates representing the Series B-2 Preferred Stock being exchanged;

           5.1.7 the Company shall have executed and delivered the Registration Agreement;

           5.1.8 the Common Stock shall be listed for trading on the Nasdaq National Market and no suspension of trading in the

                    Common Stock on such market shall have occurred and be continuing as of the Exchange Date;

          5.1.9 the Company shall have authorized and reserved for issuance the number of shares of Common Stock required to be reserved under paragraph 4.5 hereof, and shall have provided Marshall with reasonable evidence thereof;

          5.1.10 the Company shall have duly filed the Series B-2 Articles of Amendment with the Secretary of State of the State of Colorado and a copy thereof certified by the Secretary of State of the State of Colorado shall have been delivered to Marshall and the Series B-2 Articles of Amendment shall not have been amended, modified or rescinded; and

          5.1.11 since the date of this Agreement, there shall not have occurred, in the reasonable judgment of Marshall, a material adverse change in the business, operations, financial condition, properties, prospects or results of operation of the Company.

     5.2  Conditions to Company's Obligations at the Closing.  The Company's
          ---------------------------------------------------
obligations at the Closing are conditioned upon the satisfaction (or waiver by the Company) of each of the following events as of the Exchange Date:

          5.2.1 the representations and warranties of Marshall shall be true and correct in all material respects as of such date as if made on such date; and

          5.2.2 Marshall shall have complied with or performed in all material respects all of the agreements, obligations and conditions set forth in this Agreement that are required to be complied with or performed by Marshall on or before the Closing.

6.   MISCELLANEOUS.
     -------------

          6.1  Survival.  The representations and warranties made by the parties
               --------
herein shall survive the Closing notwithstanding any due diligence investigation made by or on behalf of the party seeking to rely thereon. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that in such case the parties shall negotiate in good faith to replace such provision with a new provision which is not illegal, unenforceable or void, as long as such new provision does not materially change the economic benefits of this Agreement to the parties. The Company agrees that it will indemnify and hold harmless Marshall for any loss, claim, liability, damage or expense, as incurred by Marshall, arising out of or in connection with (a) a breach by the Company of any representation, warranty or agreement made in any Transaction Document, (b) any cause of action, suit or claim brought or made against such indemnitee (other than directly by the Company solely for breach of this Agreement, or the Registration Agreement by the indemnitee or by governmental or regulatory authorities), and arising out of or resulting from (whether in whole or in part) the execution, delivery, performance or enforcement of any Transaction Document or the Series B-2 Articles of Amendment), any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities or the status of the Marshall as an investor in the Company, except to the extent that such actual loss or damage results from a breach by such indemnitee of this Agreement or the Registration Agreement or from a Marshall's violation of law, or (c) any characterization concerning any Transaction Document or the Series B-2 Articles of Amendment other than as expressly provided herein or therein, as the case may be, including, without limitation, any characterization that the exercise of Marshall rights and remedies under any of the Transaction Documents or the Series B-2 Articles of Amendment (or through a combination) results in a Marshall acting (or agreeing to act) other than independently and on its own behalf. The right to indemnification shall include the right to advancement of expenses as they are incurred.

          6.2  Successors and Assigns.  The terms and conditions of this
               ----------------------
Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. The Company may not assign it rights or obligations under this Agreement except as may be specifically provided by the Transaction Documents.

          6.3  No Reliance.  Each party acknowledges that (i) it has such
               -----------
knowledge in business and financial matters as to be fully capable of evaluating the Transaction Documents and the transactions contemplated hereby and thereby,
(ii) it is not relying on any advice or representation of the other party in connection with entering into the Transaction Documents or such transactions (other than the representations made in the Transaction Documents), (iii) it has not received from such party any assurance or guarantee as to the merits (whether legal, regulatory, tax, financial or otherwise) of entering into the Transaction Documents or the performance of its obligations hereunder and thereunder, and (iv) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent that it has deemed necessary, and has entered into the Transaction Documents based on its own independent judgment and on the advice of its advisors as it has deemed necessary, and not on any view (whether written or oral) expressed by such party.

          6.4  Injunctive Relief.  The Company acknowledges that a breach by it
               -----------------
of its obligations hereunder will cause irreparable harm to Marshall and that the remedy or remedies at law for any such breach will be inadequate and agrees, in the event of any such breach, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate and specific performance of such obligations without the necessity of showing economic loss.

          6.5  Governing Law; Jurisdiction.  This Agreement shall be governed by
               ---------------------------
and construed under the laws of the State of Illinois without regard to the conflict of laws provisions thereof. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in City of Chicago, for the adjudication of any dispute hereunder or under any Transaction Document or the Series B-2 Articles of Amendment or in connection herewith or therewith or with any transaction contemplated hereby or thereby or discussed herein or therein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof (certified or registered mail, return receipt requested) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

          6.6  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

          6.7  Headings; Drafting.  The headings used in this Agreement are used
               ------------------
for convenience only and are not to be considered in construing or interpreting this Agreement. The parties shall be deemed to have participated jointly in the drafting of the Transaction Documents, and no provision hereof or thereof shall be construed against any party as the drafter thereof.

          6.8  Notices.  Any notice, demand or request required or permitted to
               -------
be given by any party to any other party pursuant to the terms of this Agreement shall be in writing and shall be deemed given (i) when delivered personally or by verifiable facsimile transmission (with an original to follow) on or before 5:00 p.m., eastern time, on a Business Day or, if such day is not a Business Day, on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to a nationally-recognized overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed to the parties as follows:

          If to the Company:

          WEBB Interactive Services, Inc.

          1800 Glenarm Place, Suite 700
          Denver, Colorado 80202
          Tel:   303-296-9200
          Fax:   303-292-5309
          Attn:  William Cullen

          with a copy to:

          Gray, Plant, Mooty, Mooty & Bennet, P.A.
          3400 City Center
          33 South Sixth Street
          Minneapolis, MN 55402-3796
          Tel:   612-343-2827
          Fax:   612-333-0066
          Attn:  Lindley S. Branson, Esq.

and if to a Marshall, to such address as shall be designated by Marshall in writing to the Company.

          6.9  Expenses.  The Company and Marshall each shall pay all costs and
               --------
expenses that it incurs in connection with the negotiation, execution, delivery and performance of this Agreement; provided, however, that the Company shall
                                   --------  -------
reimburse Marshall at the Closing for all out-of-pocket expenses (including without limitation reasonable legal fees and expenses) incurred by it in connection its due diligence investigation of the Company and the negotiation, preparation, execution, delivery and performance of the Transaction Documents in
                                                                              --
an amount not to exceed Ten Thousand Dollars ($10,000).
------------------------------------------------------

          6.10 Entire Agreement; Amendments; Waiver.  The Transaction Documents
               ------------------------------------
constitute the entire agreement between the parties with regard to the subject matter hereof and thereof, superseding all prior agreements or understandings, whether written or oral, between or among the parties. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended except pursuant to a written instrument executed by the Company and Marshall.


                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

WEBB INTERACTIVE SERVICES, INC.


By: __________________________
    Name:
    Title:


MARSHALL CAPITAL MANAGEMENTS, INC.


By: __________________________
    Allan Weine, President